Universal Institutional Funds, Inc. -
Core Plus Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Ally Master Owner Trust Note 2011 1A1 1.130% due 1/15/2021
Purchase/Trade Date:	1/13/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Funds Total Assets: 0.10
Brokers: BofA Merrill Lynch, Credit Suisse, Deutsche Bank Securities,
BMO Capital Markets, Morgan Stanley, RBC Capital Markets, Scotia Capital,
Societe Generale
Purchased from: Credit Suisse

Securities Purchased:	HCP Inc. 5.375% due 2/1/2021
Purchase/Trade Date:	1/19/2011
Offering Price of Shares: $99.479
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Funds Total Assets: 0.07
Brokers: BofA Merrill Lynch, UBS Investment Bank, Wells Fargo Securities, Citi, JPMorgan, Barclays Capital, Credit Agricole CIB, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, BNY Mellon Capital Markets, LLC, KeyBanc Capital Markets, PNC Capital Markets LLC, RBS, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp, Moelis & Company Purchased from: UBS Warburg

Securities Purchased:	Fifth Third Bancorp 3.625% due 1/25/2016
Purchase/Trade Date:	1/20/2011
Offering Price of Shares: $99.882
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $205,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Funds Total Assets: 0.10
Brokers: JPMorgan, Barclays Capital, Morgan Stanley, Fifth Third Securities Inc., UBS Investment Bank, CastleOak Securities, L.P.
Purchased from: JPMorgan

Securities Purchased:	ABN Amro Bank NV 3.000% due 1/31/2014
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.917
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $340,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Funds Total Assets: 0.17
Brokers: Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Morgan Stanley & Co. Incorporated
Purchased from: Banc of America

Securities Purchased:	Marathon Petroleum Corp. 5.125% due 3/1/2021
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.947
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $140,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Funds Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch, Citi, JPMorgan, RBS, BNP Paribas, Deutsche Bank Securities, DnB NOR Markets, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, PNC Capital Markets LLC, Scotia Capital, Societe Generale, SMBC Nikko, US Bancorp, BBVA Securities, Comerica Securities, The Williams Capital Growth, L.P.
Purchased from: JPMorgan

Securities Purchased:	Ford Motor Credit Co. LLC 5.75% due 2/1/2021
Purchase/Trade Date:	2/2/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $380,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Funds Total Assets:  0.19
Brokers: BofA Merrill Lynch, Deutsche bank Securities, JPMorgan, Morgan Stanley Purchased from: Deutsche Securities

Securities Purchased:	L-3 Communications Corp. 4.95% due 2/15/2021
Purchase/Trade Date:	2/2/2011
Offering Price of Shares: $99.429
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $265,000
Percentage of Offering Purchased by Fund: 0.041
Percentage of Funds Total Assets:  0.13
Brokers: Barclays Capital, BofA Merrill Lynch, Wells Fargo Securities, RBS, Deutsche Bank Securities, Mitsubishi UFJ Securities, Credit Agricole CIB, Scotia Capital, Societe Generale, SunTrust Robinson Humphrey, ANZ Securities, BNY Capital Markets, LLC, Comerica Securities, HSBC, SMBC Nikko, US Bancorp Purchased from: Banc of America

Securities Purchased:	Wells Fargo & Co. 3.676% due 6/15/2016
Purchase/Trade Date:	2/10/2011
Offering Price of Shares: $100.674
Total Amount of Offering: $2,501,000,000
Amount Purchased by Fund: $365,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Funds Total Assets:  0.19
Brokers: Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse

Securities Purchased:	McKesson Corp. 4.750% due 3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.693
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Funds Total Assets:  0.04
Brokers: BofA Merrill Lynch, JPMorgan, Mitsubishi UFJ Securities, Rabo Securities USA, Inc., Scotia Capital, Wells Fargo Securities, Fifth Third Securities, Inc., PNC Capital Markets LLC
Purchased from: JPMorgan

Securities Purchased:	Wyndham Worldwide Corp. 5.625% due 3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.134
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $390,000
Percentage of Offering Purchased by Fund: 0.156
Percentage of Funds Total Assets: 0.20
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, Deutsche Bank Securities, Goldman, Sachs & Co., RBS Scotia Capital, Mitsubishi UFJ Securities, nabSecurities LLC, US Bancorp, BBVA Securities, SMBC Nikko
Purchased from: JPMorgan

Securities Purchased:	Best Buy Co. Inc. 3.750% due 3/15/2016
Purchase/Trade Date:	3/8/2011
Offering Price of Shares: $99.606
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $380,000
Percentage of Offering Purchased by Fund: 0.109
Percentage of Funds Total Assets: 0.19
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, UBS Investment Bank, Citi, Wells Fargo Securities, Fifth Third Securities Inc., Standard Chartered Bank, Goldman, Sachs & Co., HSBC, Mitsubishi UFJ Securities, RBC Capital Markets, Scotia Capital, US Bancorp, Barclays Capital, BBVA Securities, Deutsche Bank Securities, Morgan Stanley, RBS
Purchased from: Credit Suisse Securities

Securities Purchased:	Dexus Diversified Trust 5.600% due 3/15/2021
Purchase/Trade Date:	3/10/2011
Offering Price of Shares: $99.645
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.120
Percentage of Funds Total Assets: 0.15
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Deutsche Bank Securities, HSBC
Purchased from: Banc of America

Securities Purchased:	Willis Group Holdings PLC 4.125% due 3/15/2016
Purchase/Trade Date:	3/14/2011
Offering Price of Shares: $99.487
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $165,000
Percentage of Offering Purchased by Fund: 0.055
Percentage of Funds Total Assets: 0.08
Brokers: Barclays Capital, Goldman, Sachs & Co., Morgan Stanley, Willis Capital Markets & Advisory, Citi, BofA Merrill Lynch, JPMorgan, Keefe, Bruyette & Woods, RBS, SunTrust Robinson Humphrey, ING, Lloyds Securities, Wells Fargo Securities
Purchased from: Barclays Capital Inc.

Securities Purchased:	Nationwide Financial Services 5.375% due 3/25/2021
Purchase/Trade Date:	3/22/2011
Offering Price of Shares: $99.420
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Funds Total Assets: 0.11
Brokers: Morgan Stanley, JPMorgan, Wells Fargo Securities, BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., UBS Investment Bank, BNP Paribas, Fifth Third Securities, Inc., Huntington Investment Company,
PNC Capital Markets LLC, RBS, The Williams Capital Group, L.P.
Purchased from: JPMorgan

Securities Purchased:	Verizon Communications Inc. 4.600% due 4/1/2021
Purchase/Trade Date:	3/23/2011
Offering Price of Shares: $99.145
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Funds Total Assets: 0.10
Brokers: Citi, JPMorgan, Morgan Stanley, Wells Fargo Securities, Goldman, Sachs & Co., Barclays Capital, BofA Merrill Lynch, RBS, Mitsubishi UFJ Securities, UBS Investment Bank, Deutsche Bank Securities, Mizuho Securities, RBC Capital Markets, Santander, Banca IMI, BNY Mellon Capital Markets, LLC, US Bancorp
Purchased from: JPMorgan

Securities Purchased:	Wells Operating Partnership II, L.P. 5.875%
due 4/1/2018
Purchase/Trade Date:	3/28/2011
Offering Price of Shares: $99.295
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.160
Percentage of Funds Total Assets: 0.20
Brokers: JPMorgan, Morgan Stanley, BMO Capital Markets, Morgan Keegan, PNC Capital Markets LLC, US Bancorp
Purchased from: JPMorgan

Securities Purchased:	Wesfarmers Ltd. 2.983% due 5/18/2016
Purchase/Trade Date:	5/9/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Funds Total Assets: 0.13
Brokers: Barclays Capital, Goldman, Sachs & Co., JP Morgan, BofA Merrill Lynch, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko
Purchased from: Barclays Capital

Securities Purchased:	FHLMC 2011 Class X-1 0.843% due 1/25/2021
Purchase/Trade Date:	5/17/2011
Offering Price of Shares: $4.497
Total Amount of Offering: $1,097,181,000
Amount Purchased by Fund: $6,500,000
Percentage of Offering Purchased by Fund: 0.592
Percentage of Funds Total Assets: 0.15
Brokers: BofA Merrill Lynch, Barclays Capital, Citi, Goldman, Sachs & Co., Morgan Stanley, Wells Fargo Securities
Purchased from: Banc of America

Securities Purchased:	Alpha Natural Resources 6.00% due 6/1/2019
Purchase/Trade Date:	5/18/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund:  $60,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Funds Total Assets: 0.03
Brokers: Morgan Stanley, Citi, BofA Merrill Lynch, Mitsubishi UFJ Securities, PNC Capital Markets LLC, RBS
Purchased from: Banc of America



Securities Purchased:	Chrysler Group LLC 8.000% due 6/15/2019
Purchase/Trade Date:	5/19/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund:  $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Funds Total Assets: 0.10
Brokers: Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co., Citigroup Global Markets, Inc., Morgan Stanley & Co. Incorporated, Banca IMI S.p.A., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., RBS Securities Inc., UBS Securities LLC Purchased from: Banc of America

Securities Purchased:	Barrick North America Finance 4.400% due 5/30/2021
Purchase/Trade Date:	5/24/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,350,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Funds Total Assets: 0.14
Brokers: Morgan Stanley, RBC Capital Markets, Citi, JP Morgan, CIBC, HSBC, Scotia Capital, Barclays Capital, BMO Capital Markets, BNP Paribas, Mitsubishi UFJ Securities, Societe Generale, TD Securities, UBS Investment Bank
Purchased from: Royal Bank of Canada

Securities Purchased:	Fiserv Inc. 3.125% due 6/15/2016
Purchase/Trade Date:	6/6/2011
Offering Price of Shares: $99.940
Total Amount of Offering: $600,000,000
Amount Purchased by Fund:  $340,000
Percentage of Offering Purchased by Fund: 0.057
Percentage of Funds Total Assets: 0.17
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, US Bancorp, Credit Suisse, Wells Fargo Securities, PNC Capital Markets LLC, RBC Capital Markets, RBS, TD Securities, BB&T Capital Markets, Citi, Comerica Securities, KeyBanc Capital Markets
Purchased from: JP Morgan

Securities Purchased:	ABBB Treasury Center USA Inc. 2.500% due 6/15/2016
Purchase/Trade Date:	6/14/2011
Offering Price of Shares: $99.368
Total Amount of Offering: $600,000,000
Amount Purchased by Fund:  $185,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Funds Total Assets: 0.10
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan,
Barclays Capital, Morgan Stanley, BNP Paribas, Goldman, Sachs & Co., RBS Purchased from: Deutsche Bank Securities

Securities Purchased:	Teck Resources Ltd. 4.750% due 1/15/2022
Purchase/Trade Date:	6/29/2011
Offering Price of Shares: $99.843
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $240,000
Percentage of Offering Purchased by Fund:  0.034
Percentage of Funds Total Assets: 0.13
Brokers: Citi, BofA Merrill Lynch, JP Morgan, Goldman, Sachs & Co., RBC Capital Markets, CIBC, Morgan Stanley, RBS, UBS Investment Bank, Barclays Capital, BNP Paribas, Deutsche Bank Securities, HSBC, Mizuho Securities, Scotia Capital
Purchased from: JP Morgan

Securities Purchased:	Teck Resources Ltd. 6.250% due 7/15/2041
Purchase/Trade Date:	6/29/2011
Offering Price of Shares: $99.715
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund:  0.028
Percentage of Funds Total Assets: 0.14
Brokers: Citi, BofA Merrill Lynch, JP Morgan, Goldman, Sachs & Co., RBC Capital Markets, CIBC, Morgan Stanley, RBS, UBS Investment Bank, Barclays Capital, BNP Paribas, Deutsche Bank Securities, HSBC, Mizuho Securities, Scotia Capital
Purchased from: JP Morgan